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                       COHEN & STEERS REALTY SHARES, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2005. The net asset value at that date was $64.22. In addition, a regular quarterly dividend of $0.56 per share was declared for shareholders of record on March 17, 2005 and was paid on March 18, 2005.

INVESTMENT REVIEW

    For the quarter, the Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of -7.0%. This compares to the NAREIT Equity REIT Index's(a) total return of -7.1%.

    Over the past several quarters we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT and broader markets. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen farther than most of the broader equity market indexes, in an abrupt turnaround from last year. Health care, which had a -11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, flattish lease terms tend to make this group more interest rate-sensitive. Industrial and mixed office/industrial REITs, returning -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers. Essex Property Trust, an apartment REIT, and two mall companies, Mills Corporation and Macerich Company, were among the poorest performing stocks in our portfolio,

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1




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                       COHEN & STEERS REALTY SHARES, INC.

returning -16.6%, -16.1% and -14.2%, respectively. Stock selection in the regional mall and apartment sectors were the largest detractors from our relative performance.

    Self storage was the best performing property type in the quarter with a 0.8% total return. Our overweight in this sector contributed to our outperformance. Public Storage, which returned 2.9%, was one of our best performing stocks. Our strongest performing investment was Brookfield Properties, which returned 3.4%, as the value of its mostly New York City office portfolio became apparent through sales of nearby buildings at eye-popping prices. Our overweight in the office sector, which returned -3.3%, driven in our view by the sustained recovery in office fundamentals, contributed significantly to our relative performance. Starwood Hotels & Resorts was another strong performer in the portfolio during the quarter, returning 2.8%. Our stock selection in the hotel sector was the greatest contributor to our relative performance, as we believe fundamentals for luxury hotels in major urban areas continue to accelerate rapidly.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which, we believe, may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment, as manifested by the chart below of short interest in a key REIT index trading vehicle:

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                                       2




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                       COHEN & STEERS REALTY SHARES, INC.

      SHORT INTEREST IN THE ISHARES TRUST DOW JONES REAL ESTATE INDEX FUND


                                [LINE GRAPH]


                                     Shares in Millions
                                     ------------------
                         Mar03              363,715
                         Apr03              332,224
                         May03              199,546
                         Jun03              239,184
                         Jul03              265,217
                         Aug03              381,704
                         Sep03              463,035
                         Oct03              728,244
                         Nov03              691,576
                         Dec03              703,719
                         Jan04              998,319
                         Feb04              800,266
                         Mar04              852,465
                         Apr04            1,692,937
                         May04            3,092,368
                         Jun04            4,103,215
                         Jul04            2,696,120
                         Aug04            3,947,503
                         Sep04            3,179,991
                         Oct04            4,085,173
                         Nov04            3,519,381
                         Dec04            6,047,286
                         Jan05            6,557,436
                         Feb05            6,184,979
                         Mar05            8,865,073

    As this chart demonstrates, short interest in REITs has increased. As any student of behavioral finance will recall, a peaking of short interest is typically a bullish contrarian indicator. It is interesting to note that as interest rate fears and talk of housing bubbles reached a fevered pitch in March, and as the level of short interest in REITs increased dramatically, the REIT index held and did not break its late January low.

    In the meantime, despite this choppy period in the market for REITs, many companies took advantage of expanding acquisition opportunities. We believe that most commercial property types are in recovery in most regions of the U.S., and that REITs, in response, are beginning to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with lower cost capital. In the first quarter alone, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. These acquisitions can potentially enhance their growth rates and have increased the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to

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                                       3




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                       COHEN & STEERS REALTY SHARES, INC.

sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, although as the economy undergoes this correction, we believe there will be continued healthy growth. Very little new construction is underway and we believe replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates have declined while effective rents have risen, a trend that we believe will continue. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result we believe that REIT investments will continue to deliver competitive total returns.

Sincerely,

MARTIN COHEN                                     ROBERT H. STEERS
MARTIN COHEN                                     ROBERT H. STEERS
President                                        Chairman

                          JAMES S. CORL
                          JAMES S. CORL
                          Portfolio Manager

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                       COHEN & STEERS REALTY SHARES, INC.



--------------------------------------------------------------------------------
         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

  For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

  In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------



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                                       5



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                       COHEN & STEERS REALTY SHARES, INC.
                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
     SECURITY                                                    VALUE       NET ASSETS
     --------                                                 ------------   ----------
 1.  Boston Properties......................................  $145,521,703      7.13%
 2.  Simon Property Group...................................   114,435,620      5.61
 3.  ProLogis...............................................   108,057,460      5.30
 4.  Vornado Realty Trust...................................    95,301,666      4.67
 5.  AvalonBay Communities..................................    95,244,671      4.67
 6.  Equity Office Properties Trust.........................    78,994,823      3.87
 7.  Host Marriott Corp.....................................    77,543,856      3.80
 8.  Public Storage.........................................    71,419,842      3.50
 9.  Brookfield Properties..................................    65,869,650      3.23
10.  Mills Corp.............................................    65,077,580      3.19

                                  TOP SECTORS
                             (BASED ON NET ASSETS)
                                  (UNAUDITED)


                                  [PIE CHART]

                   Health Care..............................        1.97%
                   Diversified..............................        4.67%
                   Self Storage.............................        6.04%
                   Hotel....................................        7.54%
                   Residential..............................       18.68%
                   Other Assets in Excess of Liabilities....        0.69%
                   Office/Industrial........................       38.10%
                   Shopping Center..........................       22.31%

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                                       6



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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                            NUMBER
                                                           OF SHARES       VALUE
                                                           ---------   --------------
EQUITIES                                                      99.31%(a)
    DIVERSIFIED                                    4.67%
         Vornado Realty Trust............................  1,375,800   $   95,301,666
                                                                       --------------
    HEALTH CARE                                    1.97%
         Ventas..........................................  1,612,600       40,250,496
                                                                       --------------
    HOTEL                                          7.54%
         Hilton Hotels Corp..............................  1,202,000       26,864,700
         Host Marriott Corp..............................  4,682,600       77,543,856
         Starwood Hotels & Resorts Worldwide.............    822,400       49,368,672
                                                                       --------------
                                                                          153,777,228
                                                                       --------------
    INDUSTRIAL                                     9.25%
         AMB Property Corp...............................  1,090,500       41,220,900
         Catellus Development Corp. .....................  1,476,713       39,354,401
         ProLogis........................................  2,912,600      108,057,460
                                                                       --------------
                                                                          188,632,761
                                                                       --------------
    OFFICE                                        27.54%
         Arden Realty....................................    876,500       29,669,525
         BioMed Realty Trust.............................    310,600        6,398,360
         Boston Properties...............................  2,416,100      145,521,703
         Brandywine Realty Trust.........................    290,400        8,247,360
         Brookfield Properties Corp......................  1,710,900       65,869,650
         CarrAmerica Realty Corp.........................    837,700       26,429,435
         Equity Office Properties Trust..................  2,621,799       78,994,804
         Highwoods Properties............................    391,800       10,508,076
         Kilroy Realty Corp..............................    794,600       32,507,086
         Mack-Cali Realty Corp...........................    476,100       20,162,835
         Maguire Properties..............................    866,200       20,684,856
         Prentiss Properties Trust.......................    453,600       15,494,976
         Reckson Associates Realty Corp..................    915,600       28,108,920
         SL Green Realty Corp............................    948,600       53,330,292
         Trizec Properties...............................  1,038,700       19,735,300
                                                                       --------------
                                                                          561,663,178
                                                                       --------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.

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                                       7




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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                            NUMBER
                                                           OF SHARES       VALUE
                                                           ---------   --------------
    OFFICE/INDUSTRIAL                              1.31%
         Liberty Property Trust..........................    684,900   $   26,745,345
                                                                       --------------
    RESIDENTIAL                                   18.68%
       APARTMENT                                  16.77%
         Apartment Investment & Management Co............    422,700       15,724,440
         Archstone-Smith Trust...........................  1,699,700       57,976,767
         AvalonBay Communities...........................  1,423,900       95,244,671
         BRE Properties..................................  1,303,400       46,010,020
         Equity Residential..............................  1,953,400       62,919,014
         Essex Property Trust............................    400,700       27,688,370
         GMH Communities Trust...........................    400,400        4,688,684
         Post Properties.................................  1,026,300       31,856,352
                                                                       --------------
                                                                          342,108,318
                                                                       --------------
       MANUFACTURED HOME                           1.91%
         Affordable Residential Communities..............    775,800        9,813,870
         Sun Communities.................................    812,200       29,076,760
                                                                       --------------
                                                                           38,890,630
                                                                       --------------
         TOTAL RESIDENTIAL...............................                 380,998,948
                                                                       --------------
    SELF STORAGE                                   6.04%
         Public Storage..................................  1,254,300       71,419,842
         Shurgard Storage Centers........................  1,263,200       51,765,936
                                                                       --------------
                                                                          123,185,778
                                                                       --------------
    SHOPPING CENTER                               22.31%
       COMMUNITY CENTER                            5.22%
         Developers Diversified Realty Corp..............    821,000       32,634,750
         Federal Realty Investment Trust.................    739,100       35,735,485
         Pan Pacific Retail Properties...................    369,000       20,940,750
         Regency Centers Corp............................    359,100       17,103,933
                                                                       --------------
                                                                          106,414,918
                                                                       --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                            NUMBER
                                                           OF SHARES       VALUE
                                                           ---------   --------------
       REGIONAL MALL                              17.09%
         CBL & Associates Properties.....................    352,000   $   25,171,520
         General Growth Properties.......................  1,597,400       54,471,340
         Macerich Co.....................................    932,900       49,704,912
         Mills Corp......................................  1,230,200       65,077,580
         Simon Property Group............................  1,889,000      114,435,620
         Taubman Centers.................................  1,432,700       39,743,098
                                                                       --------------
                                                                          348,604,070
                                                                       --------------
         TOTAL SHOPPING CENTER...........................                 455,018,988
                                                                       --------------
TOTAL INVESTMENTS (Identified cost -- $1,311,564,255)..  99.31%         2,025,574,388(a)
OTHER ASSETS IN EXCESS OF LIABILITIES..................   0.69%            14,148,042
                                                        ------         --------------
NET ASSETS (Equivalent to $64.22 per share based on
  31,762,337 shares of capital stock outstanding)...... 100.00%        $2,039,722,430
                                                        ------         --------------
                                                        ------         --------------

-------------------
(a) At March 31, 2005, net unrealized appreciation was $714,010,130 based on cost for federal income tax purposes of $1,311,564,255. This consisted of aggregate gross unrealized appreciation on investments of $717,185,214 and aggregate gross unrealized depreciation on investments of $3,175,084.

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                                       9



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                       COHEN & STEERS REALTY SHARES, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04............                  $2,264,679,578            $69.66
    Net investment income................  $  10,820,098                    $ 0.34
    Net realized and unrealized loss on
       investments.......................   (169,722,299)                    (5.22)
    Distributions from net investment
       income............................    (17,805,551)                    (0.56)
                                                                            ------
Capital stock transactions:
    Sold.................................    147,141,208
    Distributions reinvested.............     16,301,076
    Redeemed.............................   (211,691,680)
                                           -------------
Net decrease in net asset value..........                    (224,957,148)            (5.44)
                                                           --------------            ------
End of period: 3/31/2005.................                  $2,039,722,430            $64.22
                                                           --------------            ------
                                                           --------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       10

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                       COHEN & STEERS REALTY SHARES, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

                                    SINCE INCEPTION
ONE YEAR   FIVE YEARS   TEN YEARS      (7/2/91)
--------   ----------   ---------   ---------------
 15.01%      19.27%      14.67%         14.45%

    The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

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                                       11




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                       COHEN & STEERS REALTY SHARES, INC.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       12



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                       COHEN & STEERS REALTY SHARES, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR TOTAL RETURN:                                     FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                       COHEN & STEERS
               REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                 FOR TOTAL RETURN:                                   FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
  FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
      INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY
                            BEFORE INVESTING.

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                                       13

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT ADVISOR
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Bonnie Cohen                            FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
George Grossman                         Boston, MA 02110
Director
                                        TRANSFER AGENT
Richard E. Kroon                        Boston Financial Data Services, Inc.
Director                                66 Brooks Drive
                                        Braintree, MA 02184
Richard J. Norman                       (800) 437-9912
Director
                                        LEGAL COUNSEL
Frank K. Ross                           Simpson Thacher & Bartlett LLP
Director                                425 Lexington Avenue
                                        New York, NY 10017
Willard H. Smith Jr.
Director                                DISTRIBUTOR
                                        Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                     757 Third Avenue
Director                                New York, NY 10017

James S. Corl                           Nasdaq Symbol: CSRSX
Vice president                          Web site: cohenandsteers.com

Adam Derechin                           Net asset value (NAV) can be found in
Vice president and assistant treasurer  the daily mutual fund listings in the financial section of most major
Joseph M. Harvey                        newspapers under Cohen & Steers.
Vice president
                                        This report is authorized for delivery
John McLean                             only to shareholders of Cohen & Steers
Chief compliance officer                Realty Shares, Inc. unless accompanied
                                        or preceded by the delivery of a
Lawrence B. Stoller                     currently effective prospectus setting
Assistant secretary                     forth details of the fund. Past
                                        performance is of course no guarantee
                                        of future results and your investment
                                        may be worth more or less at the time
                                        you sell.

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                                       14

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

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                                        COHEN & STEERS
                                        REALTY SHARES
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                                       QUARTERLY REPORT
                                        MARCH 31, 2005



Announcing our new open-end fund, Cohen & Steers International Realty Fund